UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

Nashua Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-05492 (Commission File Number)	02-0170100 (I.R.S. Employer Identification No.)

11 Trafalgar Square, Second Floor, Nashua, NH (Address of Principal Executive Offices)	03063 (Zip Code)

603-880-2323
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated October 22, 2003

Item 12.	Results of Operations and Financial Condition.

     On October 22, 2003, Nashua Corporation announced its financial results for the quarter ended September 26, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003	NASHUA CORPORATION

	By:	/s/ John L. Patenaude

	Name:	John L. Patenaude
	Title:	Vice President — Finance, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Nashua Corporation, dated October 22, 2003